STRATEGIC PARTNERS MUTUAL FUNDS, INC.
Strategic Partners Relative Value Fund
Supplement dated June 13, 2005
to
Prospectus dated March 1, 2005
_______________________________________________________________________
Effective June 3, 2005, Andrew Wellington and David DiDomenico resigned from Neuberger Berman Management, Inc. and no longer serve as the portfolio managers of the Strategic Partners Relative Value Fund
(the "Fund").   They are replaced by Basu Mullick, who is responsible
for the day-to-day portfolio management of the Fund.

MFSP601C3